UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2007

Knology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-32647	58-2424258
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1241 O.G.Skinner Drive, West Point, Georgia		31833
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	706-645-8752

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 14, 2007, Knology, Inc. ("Knology") entered into an Amended and Restated Credit Agreement (the "Amended and Restated Credit Agreement") with Credit Suisse, as administrative agent, collateral agent, swing loan lender and issuer ("Credit Suisse"), the other lenders named on the signature pages thereto, Jefferies & Company, Inc. as syndication agent, Royal Bank of Canada, as documentation agent, and Credit Suisse Securities (USA) LLC, as sole bookrunner and sole lead arranger. This Amended and Restated Credit Agreement is a restatement of and will replace the First Lien Credit Agreement dated as of June 29, 2005. Proceeds from the transaction will be used in part refinance Knology’s indebtedness under the existing First Lien Credit Agreement and under the Second Lien Credit Agreement dated as of June 29, 2005 and in part to finance Knology’s acquisition of PrairieWave Holdings, Inc., a Delaware corporation, pursuant to an agreement and plan of merger dated as of January 8, 2007 (the "Acquisition").

The initial funding under the Amended and Restated Credit Agreement, and the effectiveness of the principal operative terms and covenants contained therein, will occur simultaneously with the consummation of the Acquisition and the satisfaction of certain other customary closing conditions (the "Effective Date"). Under the Amended and Restated Credit Agreement, the Effective Date must occur by September 14, 2007. In the event the Effective Date has not occurred by May 15, 2007, a ticking fee of ½% per annum shall accrue on the entire amount of the credit facility (increasing to 1.125% per annum if the Effective Date has not occurred by July 15, 2007) until such time as the credit facility has been terminated by Knology.

The Amended and Restated Credit Agreement provides for a credit facility of $580.0 million (the "Facility") consisting of a $25.0 million revolving credit facility (with a letter of credit sublimit equal to $5.0 million) (the "Revolving Facility") and a $555.0 million first-lien term loan (the "Term Facility").

All amounts outstanding under the Term Facility will bear interest, at Knology’s option, as follows: (i) base rate plus 1.25% per annum or (ii) LIBOR plus 2.25% per annum. All amounts outstanding under the Revolving Facility will bear interest at a rate per annum equal to the Eurodollar Rate (or at Knology’s option, the base rate) plus the applicable margin as set forth below:

Leverage Ratio LIBOR Margin Base Rate Margin
> 4.50:1.00 2.25% 1.25%

< 4.50:1.00 2.00% 1.00%

The Revolving Facility does not amortize and matures in five years after the Effective Date. The Term Facility amortizes at a rate of 1% of the aggregate principal amount per year, payable quarterly, with the balance due at maturity which is the later of (i) June 30, 2012 and (ii) the fifth anniversary of the Effective Date. The Term Loan is also subject to certain mandatory prepayment provisions relating to the receipt of equity and debt proceeds (with certain exceptions set forth therein), receipt of asset sale or insurance proceeds (subject to certain reinvestment provisions) and application of excess cash flow amounts.

The Facility is guaranteed by all of Knology’s subsidiaries, except that the guarantees by certain of its subsidiaries are subject to pending regulatory approval. Additionally, all amounts outstanding under the Facility and the guarantees thereof are secured by a first lien on all of the assets of Knology and the guarantors.

The Amended and Restated Credit Agreement contains customary representations and warranties and various affirmative and negative covenants such as:

• Limitations on the incurrence of additional debt;
• Limitations on the incurrence of liens;
• Restrictions on investments and acquisitions; and
• Restrictions on the sale of assets.
• Restrictions on the payment of dividends or make other distributions.
• Restrictions on the repurchase or redemption of stock.

The various affirmative and negative covenants will not become operative prior to the Effective Date.

The Amended and Restated Credit Agreement also includes customary events of default, including but not limited to: nonpayment of principal, interest or other fees or amounts; incorrectness of representations and warranties in any material respect; violations of covenants; bankruptcy; material judgment; ERISA events; actual or asserted invalidity of provisions of or liens created under guarantees or security documents; change of control; material violations of environmental laws.

* * *
This Current Report on Form 8-K includes "forward-looking" statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, that are subject to future events, risks and uncertainties that could cause our actual results to differ materially from those expressed or implied. For instance, while we have entered into a definitive agreement with Credit Suisse and the other lenders, we may not complete the transaction or we may not complete the transaction in a timely manner. In addition, our revenues and earnings and our ability to achieve our planned business objectives are subject to a number of factors that make estimates of future operating results uncertain, including, without limitation, (1) that we will not retain or grow our customer base, (2) that we will fail to be competitive with existing and new competitors, (3) that we will not adequately respond to technological developments that impact our industry and markets, (4) that needed financing will not be available to us if and as needed, (5) that a significant change in the growth rate of the overall U.S. economy will occur such that there is a material impact on consumer and corporate spending, (6) that we will not be able to complete future acquisitions, that we may have difficulties integrating acquired businesses, or that the cost of such integration will be greater than we expect, (7) that some other unforeseen difficulties occur, as well as those risks set forth in our Annual Report on Form 10-K for the year ended December 31, 2006, and our other filings with the SEC and (8) that the Acquisition may not be consummated. This list is intended to identify only certain of the principal factors that could cause actual results to differ materially from those described in the forward-looking statements referenced herein. Investors are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relating to expectations about future results or events are based upon information available to us as of today's date, and we do not assume any obligation to update any of these statements, except as required by law.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knology, Inc.

March 19, 2007	By:	Chad S. Wachter

Name: Chad S. Wachter
Title: General Counsel, Vice President and Secretary